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                                                                   Exhibit 10.66


                BROKER-DEALER PLACEMENT AGENT SELLING AGREEMENT

         This agreement is made as of May ___, 2003 by and between Invisa, Inc., a corporation organized under the laws of the State of Nevada, with its principal place of business at 4400 Independence Court, Sarasota, Florida 34234 ("Company") and Capstone Partners, L.C., a limited liability company organized under the State of Utah, with its principal place of business at 3475 Lenox Road, Suite 400, Atlanta, GA 30326.

The Company hereby agrees with Broker as follows:

1. Broker is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. ("NASD"), a part of whose business consists of the sale or placement of securities. Broker is also registered as a broker-dealer under the securities laws of one or more states of the United States, including the State of Florida.

2. The Company intends to offer and sell to qualified investors, shares of common stock or other of its securities ("Securities") upon the terms and conditions set forth in negotiated financing transactions hereafter to be developed and agreed upon by the Company with the assistance of the Broker. At present, it is the intention of the parties that a maximum of $1,000,000 aggregate offering amount will be raised through the placement of an Equity Line of Credit for the Company, which is intended to qualify as a private placement of Securities pursuant to exemptions from registration afforded by the Securities Act of 1933 and applicable state law exemptions consistent therewith. This Agreement covers placement agent services and compensation solely with regard to, and is limited to, the placement and finalization of the Equity Line of Credit, including the Advance, as agreed by the Company in its term sheet with BARBELL GROUP , INC providing for same dated April 25, 2003 (the "Equity Line of Credit").

3. Broker desires to participate in the placement of the Securities for the Equity Line of Credit on a "best efforts" basis by soliciting, through Broker's authorized personnel, or through other broker-dealers selected as dealers acting as additional placement agents, subscriptions for the purchase of the Securities in accordance with the terms of the financing arrangements agreed upon with the Company. The Company desires to authorize Broker to obtain such subscriptions and to seek sources of financing consistent with the Company's interests and it is the purpose of this Agreement to set forth the agreement of the parties relative to such authorization.

4. Broker understands and acknowledges that the offering and sale of the Securities to be offered by the Company have not been and will not be registered with the U.S. Securities & Exchange Commission or any other state regulatory agency, and the Securities will be offered and sold in reliance upon the exemptions from registration contained in Section 4(2) of the Securities Act of 1933, as amended (the "Act") and Regulation D (Rule 506) promulgated thereunder, as well as various exemptions from registration or qualification afforded by the "blue sky" laws of those jurisdictions in which the Securities are offered or sold. Securities offered and sold in exchange for the Company's financing shall only be made to and subscriptions accepted from "accredited investors" as defined in Rule 501 of Regulation D promulgated under the Act.

5. Broker shall solicit subscriptions to purchase the Securities in compliance with all applicable Federal and state securities laws and the provisions of this Agreement. Copies of any offering documents authorized for distribution by the Company will be furnished to the Broker in reasonable quantities upon specific request. All copies of the offering documents and any other printed or written materials furnished to Broker in connection with the offering shall remain the property of the Company, shall be treated and cared for as set out in this Agreement and shall be returned to the Company forthwith upon request. Broker shall maintain a written record reflecting the distribution and location of all materials furnished in connection with the offering and the identity of all persons to whom such materials are distributed. In addition, Broker shall use its best efforts to: (i) assure that the materials furnished are treated as confidential and not reproduced or redistributed; and (ii) secure the return of all materials furnished to persons who

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         do not subscribe for the Shares. Neither Broker nor any officer, agent employee or other representative of Broker is authorized to utilize or to display to any person, in connection with the solicitation of subscriptions for the Securities any information or material other than the offering documents and such other information or material as may be authorized and actually furnished by the Company to Broker in connection with the Offering.

6. The offering of the Securities will terminate in accordance with the request of the Company, but may be continued by the Company within its discretion. The Company shall have the right, in its sole discretion, to accept or reject any subscriptions tendered by Broker in whole or in part. Subscriptions need not be accepted in the order in which they are received.

7. If applicable to the transaction, all funds received by the Company from subscriptions tendered by Broker and accepted by the Company shall be deposited in an escrow account at a qualified "bank" in order to comply with Rule 15c2-4 under the Securities Exchange Act of 1934 ("Escrow Account") until subscription agreements relative to each purchaser of Securities have been received and accepted by the Company. Upon receipt and acceptance of one or more subscription agreements by the Company, funds will be promptly released to the Company from the above mentioned depository account for such accepted subscription agreements for uses as set forth in any offering documents. In this fashion, the offering will continue up to and including the termination date or until the maximum aggregate amount of the offering is received by the Company, whichever event occurs first.

         Upon the acceptance of the Equity Line of Credit approved by the Company, Broker will be entitled to receive compensation and/or commissions as described below:

                  (i) Thirteen (13%) percent as a commission based on the principal amount of investment funds actually received by the Company from the Equity Line of Credit that were placed through the direct and indirect placement efforts of the Broker; provided however;

                           (ii) Of the total commission due at the initial closing of the initial $250,000 in aggregate amount of investment proceeds received by the Company, $17,500 shall be paid in cash ("Advance Fee") and the balance of $15,000 deferred for payment as set forth herein ("Deferred Fee"); of the total amount of the Advance Fee payable hereunder, two-thirds or 66.7% of the Advance Fee shall be earned by the Broker and one-third or 33.3% of the Advance Fee shall be earned by and paid over to Crescent Fund, Inc. by the Broker as a finder's fee on behalf of Crescent Fund, Inc.

                           (iii) The Deferred Fee shall be delivered to the Broker at the closing of the initial $250,000 in aggregate amount of investment proceeds received by the Company in the form of 6,000 shares of restricted common stock to issue by the Company ("Stock Fee"). Of the total amount of the Deferred Fee payable hereunder, two-thirds or 66.7% of the Advance Fee (4,000 shares of INSA common stock) shall be earned by the Broker and one-third or 33.3% of the Deferred Fee (2,000 shares of INSA common stock) shall be earned by and paid over to Crescent Fund, Inc. by the Broker as a finder's fee on behalf of Crescent Fund, Inc. By virtue of this Agreement, the shares issued in payment of the Stock Fee shall be included in the registration statement to be required as part of the Equity Line of Credit. The Company shall have a right of redemption in favor of the Company covering the 6,000 shares of common stock at a redemption price equal to $15,000; and

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                           (iv)     In the event that the shares issued in
                                    payment of the Stock Fee are not covered by an effective registration statement filed with the SEC or, in the alternative, are not redeemed by the Company within the earlier of: (i) 120 days of the date of May 12, 2003; or (ii) the date that the Company pays the Note, as defined in the Investment Agreement covering the Equity Line of Credit, then the record holders of said shares shall have the right to "put" the 6,000 shares to the Company at $15,000 plus 10% per annum interest.

                           (v) Compensation to be paid to the Broker on all investment amounts received by the Company under the Equity Line of Credit, except the conversion of the initial $250,000 Advance, shall be paid to Broker out of the proceeds of all Put Amounts as defined in the Equity Line of Credit Investment Agreement, and shall equal 13% in cash on the Put Amounts received. Of the total amount of the compensation payable under the Equity Line of Credit, two-thirds or 66.7% of the fees shall be earned by the Broker and one-third or 33.3% of the fees shall be earned by and paid over to Crescent Fund, Inc. by the Broker as a finder's fee on behalf of Crescent Fund, Inc.

         The Company shall have no liability or obligation to Broker for any amount other than the cash commissions and Stock Fee provided for herein. The cash commissions and Stock Fee shall be deliverable only if, as, and when investor's funds are received by the Company pursuant to this section and pursuant to the financing to be placed by the Broker.

8.       The Company represents and warrants to Broker and agrees as follows:

         (a) The Company is a "C" corporation duly organized and validly existing under the laws of the State of Nevada with all the requisite power and authority to enter into and perform this Agreement.

         (b) The Company is not in violation of its Articles of Incorporation; the Company is not in default in the performance or observance of any material obligation agreement, covenant or condition contained in any material contract, indenture mortgage, loan agreement, note, lease, tax return or other agreement or instrument to which it is a party or by which it or any of its properties is bound; and the execution and delivery of this Agreement, the consummation of the transactions contemplated herein and compliance with the terms hereof have been duly authorized by all necessary action and do not and will not result in any violation of the Articles of Incorporation of the Company and do not and will not conflict with, or result in a breach of any of the tenets or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company under, any material indenture, mortgage loan agreement, note, lease, or other agreement or instrument to which the Company is a party or by which it or any of its properties is bound, or any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its properties.

         (c) This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation, enforceable in accordance with its terms.

         (d) Except as may be provided in the Equity Line of Credit, the offer and sale of the Securities has not been and will not be registered with the Securities and Exchange Commission or any other regulatory agency; and insofar as such matters may be subject to the control of the Company, the Securities will be offered in compliance with the requirements of Sections 4(2) and/or 4(6) of the Act and Regulation D promulgated

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                  there under, various exemptions from registration or
                  qualification afforded by the "blue sky" laws of those jurisdictions in which the Securities are offered or sold and all other applicable laws, with a view to ensuring that the offering and sale of the Securities will be exempt from the registration or qualification requirements of the Federal and applicable state securities laws as a transaction not involving any public offering. The Company warrants that all appropriate state notices and related filings have been or will be timely filed in accord with all appropriate "blue sky" requirements of each state or other jurisdiction wherein the offering and sale of the Securities shall occur.

         (e) All offering documents and all amendments thereto, and all collateral sales materials, will not, as of its date, include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements made therein not misleading.

         (f) The Company shall provide to Broker and to each offeree and his purchaser representative any such information, documents and instruments as may be reasonably requested pursuant to Regulation D and to otherwise comply with such requirements of that rule.

         (g) The Company agrees not to accept subscriptions for the Securities from persons that do not qualify as "accredited investors" within the definition contained in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

         (h) The Company, as well as its affiliates, acknowledges that the chief executive officer and controlling shareholder of the Broker, is an attorney licensed to practice law in one or more states and has rendered legal services to the Company, as well as the Company's corporate predecessor(s) in the areas of Federal and state securities law and regulation prior to the date of this Agreement. Accordingly, the Company acknowledges that this Agreement does not provide for the delivery of legal services by the Broker or its chief executive officer, nor are any such legal services contemplated or to be delivered to the Company by separate agreement. Further, that the Company represents and warrants that it intends to rely upon and obtain separate legal representation and advice concerning any and all aspects of the Offering and the Offering Documents.

9.       Broker represents and warrants to the Company and agrees as follows:

         (a) Broker is a limited liability company duly organized and validly existing under the laws of the State of Utah with corporate power and authority to enter into and perform all of its obligations under this Agreement.

         (b) Broker, if a corporation or limited liability company, is not in violation of its Certificate of Incorporation, Agreement, or By-laws; Broker is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease, tax return or other agreement or instrument to which it is a party or by which it or any of its properties is bound; and the execution and delivery of this Agreement, the consummation of the transactions contemplated herein and compliance with the terms hereof have been duly authorized by all necessary action and do not and will not result in any violation of the Certificate of Incorporation, Agreement, or By-laws of Broker, if any, and do not and will not conflict with, or result in a breach of any of the tenets or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Broker under, any material indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which Broker is a party or by which it or any of its properties is bound, or any existing applicable law, rule, regulation, judgment, order or decree of any government,

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                  governmental instrumentality or court, domestic or foreign, having jurisdiction over Broker or any of its properties.

         (c) This Agreement has been duly executed and delivered by Broker and constitutes the legal, valid and binding obligations of Broker, enforceable against it in accordance with its terms.

         (d) Broker is duly registered pursuant to the provisions of the Securities Exchange Act of 1934 as a dealer and it is duly registered as a broker-dealer in such states that it is required to be so registered in order to carry out the offering contemplated by this Agreement.

         (e) Broker will: (i) conduct the offering and sale of the Securities in accordance with the provisions of Federal and applicable state securities laws and preserve for the Company the exemption from registration or qualification provided by Sections 4 (2) and/or 4(6) of the Act and/or Regulation D promulgated under the Act and under comparable state securities laws; and (ii) limit the offering of the Securities to persons who meet the suitability standards set forth in the Offering Documents and, prior to any offer of the Securities to any such persons, have reasonable grounds to believe, and in fact believe, that such person meets such standards and maintain memoranda and other appropriate records substantiating the foregoing.

         (f) If Broker or agents or salesmen of Broker act as a purchaser representative with respect to the Securities, such person shall comply with the requirements of appointment, notice and disclosure contained in Regulation D.

         (g) Broker will limit the offering of the Securities to solicitations of subscriptions in accordance with Sections 4(2) and/or 4(6) of the Act or Rule 506 of Regulation D promulgated under the Act, and will provide each offeree with a complete copy of the Offering Documents (including all supplements, amendments and exhibits thereto) during the course of the Offering and prior to sale.

         (h) Broker will, prior to sale afford each offeree and his purchaser representative, if any, the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the offering and to obtain any additional information, to the extent possessed by the Company or obtainable by it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Offering Documents.

         (i) Broker will not use or employ any information or materials in connection with the offering and sale of the Securities other than the offering documents, unless the same shall have been provided by the Company, and then only if the same are accompanied or preceded by the offering documents.

         (j) Broker will obtain and forward to the Company all documentation required to accompany subscriptions for Securities, fully and properly completed.

10.      Indemnification:

         (a) The Company shall indemnify, and hold harmless, Broker and each person, if any, who controls Broker, as well as any and all employees, agents, representatives and joint venture affilates of the Broker (within the meaning of either the Act or the Securities Exchange Act of 1934), as follows:

                  (i) Against any and all loss, claim, damage, liability and expense, whatsoever arising out of any untrue statement of a material fact contained in the Offering

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                           Documents (or any amendment or supplement thereto),
                           or the omission or alleged omission there from of a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (ii) Against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and against any and all expense whatsoever (including fees and disbursements of counsel chosen by Broker and approved by the Company, which approval shall not be unreasonably withheld) reasonably incurred in investigating, preparing or defending against any litigation or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission or based upon any "blue sky" filings, or lack thereof. It shall be the Company's responsibility to only accept subscription in states where the Company's securities attorney has properly filed Form D with the state of residence of the subscriber or in States where the offer and sale of the Securities would be otherwise permissible pursuant to the securities laws and regulations governing offers and sales of such securities in such states; and

                  (iii) Against any claim or obligation made by Crescent Fund, Inc., a Texas corporation ("Crescent"), whose address is 67 Wall Street, New York, NY 10005 against the Company for compensation that Crescent may claim under that certain Consulting Agreement entered into between Crescent and the Company dated March 6, 2003 as a result of the Broker's success in locating one or more sources of investment capital for the Company.

         (b) Broker shall indemnify and hold harmless the Company, each director and officer of the Company, and each person who controls the Company (within the meaning of either the Act or the Securities Exchange Act of 1934), each consultant or financial advisor of the Company, and each agent, attorney, or representative of the Company, in the same manner and to the extent set forth in subsection 11(a), against any and all loss, claim, damage, liability and expense described in subsection 11(a), but only with respect to false or misleading statements, or alleged false or misleading statements, made by Broker, or any officer, director, employee or agent of Broker, not contained in the offering documents.

         (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify any indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

         (d) If the indemnification provided for in Section 10(a) or 10(b) hereof is unenforceable although applicable in accordance with its terms, then the parties agree that in order to provide for just and equitable contribution, they each shall proportionately contribute to the aggregate losses, claims, damages, liabilities or expenses contemplated by such indemnity agreement incurred by each of them, provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 9(f) of the Act)

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                  shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 11, each person, if any, who controls the Company or Broker within the meaning of either the Act or the Securities Exchange Act of 1934 shall have the same rights to contribution as the Company and Broker.

12. All representations, warranties, covenants and agreements made herein or in certificates and instruments delivered pursuant hereto, as well as the indemnification provisions contained in Section 11 hereof, shall remain in full force and effect regardless of any investigation made by or on behalf of Broker and its controlling persons, or the Company and its controlling persons, or any agent of any of them, and shall survive sale and delivery of the Securities to be offered under any offering documents and this Agreement.

13. All notices hereunder shall be in writing, and shall be personally delivered or sent by first class registered or certified mail, postage prepaid, to the parties at their respective addresses shown below, or such other addresses as may be so designated.

14.      Time shall be of the essence of this Agreement.

15. This Agreement (other than those portions that survive) may be terminated by either party at any time by written notice to the other party.

16. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, or its interpretation or effectiveness, and which is not settled between the parties themselves, shall be settled by binding arbitration in Fulton County, Georgia in accordance with the rules of the American Arbitration Association and judgment upon the award may be entered in any court having jurisdiction thereof. The prevailing party in any litigation, arbitration or mediation relating to collection of fees, or any other matter under this Agreement, shall be entitled to recover all its costs, if any, including without limitation reasonable attorney's fees, from the other party for all matters, including, but not limited to, appeals. This Agreement is made in the State of Georgia, and all questions related to the execution, construction, validity, interpretation and performance of this Agreement and to all other issues or claims arising hereunder, should be governed and controlled by the laws of the State of Georgia.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Company:                                   Broker Dealer
Invisa, Inc.                               Capstone Partners, L.C.
A Nevada corporation                       A Utah limited liability company


By: Stephen A. Michael, President          By: Gregory Bartko
    -----------------------------              ---------------------------------
    Steve Michael, President                   Gregory Bartko, CEO

Agreed To And Accepted By:
Crescent Fund, Inc, (as to Section 7 Only). By execution hereof, Crescent Fund, Inc agrees that the compensation to be paid by Invisa, Inc. to Capstone Partners, LC as provided herein fully and completely satisfies Invisa, Inc.'s obligation to Crescent Fund, Inc, under the Agreement between Crescent Fund, Inc and Invisa, Inc. dated March 6,2003, with regard to any compensation due to Crescent Fund, Inc, arising out of or relating to the Equity Line of Credit defined herein and funding from Barbell group, Inc.

By: Jeffery Stone
    -----------------------------
    Jeff Stone, Its _____________


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